EXHIBIT 10

Entrust market research agreement
(Translated from Chinese Version)

I. Agreement both parties
(I) RUSSIA MOSCOW "SING SING." INC. (SINGSING)
1.Address: No.16 spaceman Street Moscow Russia
2.Tele: 007 095-1135258
3.Fax: 007 095-1135259
(II) HARBIN PINGCHUAN PHARMACEUTICAL. INC. ("PGCN")
1.Address: No.131 ShiZi Street NanGang District Harbin
2.Tele: 086 0451-82713712 82719621
3.Fax: 086 0451-82719672
4.Post code: 150001
(III)	Both parties reach a agreement about SINGSING entrust PGCN exclusive to do market research relating to items of business in Chinese inland (exclude Hong Kong, Macao, Taiwan), as follows:
II. Items of agreement
(I) Business market research.
(II) Establishing business plan.
III. Content of agreement
(I) Right and obligation of SINGSING
1.SINGSING must provide the detailed material of research items and the pattern of establishing business plan to PGCN.
2.The writing of material should use two of Russian¡¢Chinese¡¢and English.
3. Research items provided by SINGSING should under the permit of related law of Chinese government.
4.SingSing has the right of investigation and supervision on the active plan and the executive circumstances of research items, which were going on by PGCN.
5.In the effective period of agreement, SINGSING don’t entrust other to do any research activity that are same or similar to the content of agreement in Chinese inland (exclude HongKong, Macao, Taiwan).

(II) Right and obligation of PGCN
1.PGCN should do corresponding research plan according to research items provided by SINGSING, and can enforce the research and establish business plan after approved by SINGSING.
2.PGCN should do market research and establish business plan according to the active plan that was strictly affirmed by SINGSING.
3.The writing of research report and business plan should use two of Russian¡¢Chinese¡¢English. Deliver to SINGSING in fixed time and mean.
4.The research report submitted by PGCN should be according to the related law of P.R.C. (People’s Republic of China).
5.PGCN should not disclose entrust items, research report, business plan and related information of SINGSING to any other organizations and individuals.
IV. Sum of money and term of payment
(I)Sum of money: USD $200,000 per year.
(II)Term of payment: In cash or credit, USD $50,000 every 90 days, paid in full in four times per year.
V. Style of research items¡¢research region¡¢research mean and business plan, etc. See the detailed items.
VI. From the date of signature, the effective period is one year.
VII. The event not concerned in the agreement, both parties should solve by consultations.
VIII. Place of arbitration is Harbin City Heilongjiang Province P.R.C.
IX. The agreement in quadruplicate, both parties hold two copies and have the same level legal effect

Representative of SINGSING:______________________________   (signature)

Representative of PGCN:__________________________________   (signature)

Jan. 28. 2005 Harbin city P.R.C.